UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2004
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

5.02(c) On October 28, 2004, Mr. Eric A. Balzer was elected to the position of the Company's Chief Financial Officer. He was appointed interim chief financial officer on October 8, 2004, following the resignation of Ramtron's previous CFO. Mr. Balzer has been a director of Ramtron since 1998 and was a member of Ramtron's audit and compensation committees from 1999 to October 2004. He plans to remain a director of the company. A copy of the Company's press release, announcing Mr. Balzer's appointment, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Mr. Balzer and any director, executive officer, or any person nominated or chosen by the Company to become a director of executive officer. Mr. Balzer is not a party to any transactions or agreements with the Company other than his employment as chief financial officer.

Mr. Balzer, age 56, has served as a director of the Company since September 1998. From January 1990 until his retirement in November 1999, Mr. Balzer served as Senior Vice President of Operations for Advanced Energy Industries, Inc. a company that develops, manufactures and markets power conversion devices for the semiconductor equipment industry. Prior to his employment with Advanced Energy Industries, Inc., Mr. Balzer served as Materials and Manufacturing Manager for IBM's corporate systems technology division. Earlier, he had held corporate finance positions at various organizations, including controller for IBM's Corporate Systems Technology Division, vice president of Finance and Administration for Lewis Energy, and accounting manager and internal auditor for Shell Oil. Mr. Balzer is also a director of All America Real Estate Development, a public company, involved in real estate development. Mr. Balzer holds a bachelors' degree in Finance from the University of Colorado.

An offer letter, dated October 28, 2004, was accepted by Mr. Balzer covering his service as the Company's Chief Financial Officer, pursuant to which Mr. Balzer will be paid a salary of $230,000 per annum and was granted options covering 60,000 shares of the common stock of the Company at a strike price equal to the closing price on the Nasdaq Stock Market on the date of grant. The options will vest in twelve equal monthly installments of 5,000 shares. Mr. Balzer will also be entitled to the other normal benefits accorded employees or executive officers of the Company.

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ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1  Press Release dated November 2, 2004.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
Dated November 2, 2004

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